UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                          Date of report: April 5, 2005

                              AUDIOVOX CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


     0-28839                                           13-1964841
(Commission File Number)                      (IRS Employer Identification No.)


  180 Marcus Boulevard, Hauppauge, New York                            11788
   (Address of Principal Executive Offices)                          (Zip Code)

                                 (631) 231-7750
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of file following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(e))





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Item 8.01      Other Events

         On April 5, 2005, Audiovox Corporation (the "Company") issued a press release announcing it received notification from Nasdaq that with the filing of its Form 10-K, the Company has achieved compliance with Nasdaq listing requirements. In addition, on April 6, 2005 the Company issued a press release announcing it received the final escrow payment and the remaining balance of outstanding net working capital adjustments associated with the sale of certain assets of its cellular subsidiary. Please see the copy of the releases that are furnished herewith as Exhibit 99.1 and 99.2.

         The information furnished under this Item 8.01, including Exhibit 99.1, shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.





















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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                            AUDIOVOX CORPORATION (Registrant)



Date:    April 7, 2005                      /s/ Charles M. Stoehr
                                            -----------------------------
                                            Charles M.  Stoehr
                                            Senior Vice President and
                                             Chief Financial Officer






















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                                  EXHIBIT INDEX



   Exhibit No. Description

       99.1 Press Release, dated April 5, 2005, reporting Audiovox Corporation's compliance with Nasdaq listing requirements.

       99.2 Press Release, dated April 6, 2005, announcing Audiovox Corporation's receipt of the escrow payment and remaining balance of outstanding net working capital adjustments associated with the sale of certain assets of Audiovox Communications Corp.






























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